Pricing Supplement Dated February 6, 2006                  Rule 424(b)(3)
(To Prospectus Dated January 19, 2006)                     File No. 333-131150

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
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Annual Yield:                5.75%

Effective Dates:             02/06/06 thru 02/12/06

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